UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 30, 2021
(Date of earliest event reported)

CSAIL 2021-C20 Commercial Mortgage Trust
(Exact name of issuing entity)
(Central Index Key Number 0001832873)

Column Financial, Inc.
(Central Index Key Number 0001628601)
3650 REIT Loan Funding 1 LLC
(Central Index Key Number 0001767304)
German American Capital Corporation
(Central Index Key Number 0001542256)
UBS AG, acting through its branch located at 1285 Avenue of the Americas, New York, New York
(Central Index Key Number 0001685185)
(Exact name of sponsor as specified in its charter)

Credit Suisse Commercial Mortgage Securities Corp.
(Exact name of registrant as specified in its charter)
(Central Index Key Number 0001654060)

Delaware	333-227081-06	47-5115713
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

11 Madison Avenue
New York, New York	10010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 325-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01.	Other Events.

On March 30, 2021, Credit Suisse Commercial Mortgage Securities Corp. (the “Depositor”) caused the issuance of the CSAIL 2021-C20 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2021-C20 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, dated as of March 1, 2021 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among Credit Suisse Commercial Mortgage Securities Corp., as depositor (the “Registrant”), Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, 3650 REIT Loan Servicing LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. The Class A-1, Class A-2, Class A-3, Class A-SB, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (the “Public Certificates”), having an aggregate initial principal amount of $569,645,000, were sold to Credit Suisse Securities (USA) LLC (“Credit Suisse”), Deutsche Bank Securities Inc. (“DBSI”), UBS Securities LLC (“UBS Securities”) and Academy Securities, Inc. (“Academy” and, collectively with Credit Suisse, DBSI and UBS Securities, the “Underwriters”), pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated March 23, 2021 among the Registrant, the Underwriters and Column Financial, Inc. In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as an exhibit to this report. Additionally, the Chief Executive Officer of the Depositor has provided the certification attached hereto as Exhibit 36.1 and dated as of March 24, 2021.

On March 30, 2021, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $569,645,000. The net proceeds of the offering to the Registrant of the issuance of the certificates, after deducting expenses payable by the Registrant of approximately $4,230,000, were approximately $565,415,000. Of the expenses paid by the Registrant, approximately $1,200,000 were paid directly to affiliates of the Registrant. Of the expenses paid by the Registrant, approximately $1,200,000 in the form of fees were paid to the Underwriters, approximately $1,200,000 were paid to or for the Underwriters and $3,030,000 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Public Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The related registration statement (file no. 333-227081) was originally declared effective on December 20, 2018.

On March 30, 2021, the Registrant sold the Class X-D, Class D, Class E, Class F-RR, Class G-RR, Class NR-RR and Class R Certificates (collectively, the “Private Certificates”), having an aggregate initial principal amount of $80,449,694, to Credit Suisse, DBSI, UBS Securities and Academy (collectively, in such capacity, the “Initial Purchasers”) pursuant to a Certificate Purchase Agreement, dated March 23, 2021, among the Depositor, Column Financial, Inc. and the Initial Purchasers. The Private Certificates were sold in transactions exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated March 24, 2021 and filed with the Securities and Exchange Commission on March 30, 2021. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of the date of the Prospectus.

Each of several Mortgage Loans that are among the assets of the Issuing Entity are part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an

“Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the affected Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described above.

Name of Intercreditor Agreement (as defined in the Pooling and Servicing Agreement)	Non-Serviced PSA (if any)	Intercreditor Agreement
The Grace Building	4.2	4.7
Miami Design District	4.3	4.8
888 Figueroa	4.4	4.9
MGM Grand & Mandalay Bay	4.5	4.10
The Westchester	4.6	4.11

Midland Loan Services, a Division of PNC Bank, National Association appointed Principal Real Estate Investors, LLC as a primary servicer with respect to 888 Figueroa Whole Loan pursuant to a sub-servicing agreement, dated as of August 1, 2019 and attached hereto as Exhibit 99.5, between Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, and Principal Real Estate Investors, LLC, as sub-servicer, the terms of which are substantially similar to the terms of the related Non-Serviced PSA filed as Exhibit 4.4 hereto.

The Certificates represent, in the aggregate, the entire beneficial ownership in CSAIL 2021-C20 Commercial Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of mortgage loans (the “Mortgage Loans”) secured by first liens on commercial or multifamily properties. The Mortgage Loans were acquired by the Registrant (1) from Column Financial, Inc. (“Column”) pursuant to a Mortgage Loan Purchase Agreement, dated as of March 23, 2021 and as to which an executed version is attached hereto as Exhibit 99.1, between Column and the Registrant, (2) from 3650 REIT Loan Funding 1 LLC (“3650 REIT”) pursuant to a Mortgage Loan Purchase Agreement, dated as of March 23, 2021 and as to which an executed version is attached hereto as Exhibit 99.2, among 3650 REIT, 3650 Real Estate Investment Trust 1 LLC and the Registrant, (3) from German American Capital Corporation (“GACC”) pursuant to a Mortgage Loan Purchase Agreement, dated as of March 23, 2021 and as to which an executed version is attached hereto as Exhibit 99.3, between GACC and the Registrant and (4) from UBS AG, acting through its branch located at 1285 Avenue of the Americas, New York, New York (“UBS”) pursuant to a Mortgage Loan Purchase Agreement, dated as of March 23, 2021 and as to which an executed version is attached hereto as Exhibit 99.4, between UBS and the Registrant.

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived in part from the proceeds from the sale of Certificates by the Registrant to the Underwriters, pursuant to the Underwriting Agreement, and the Initial Purchasers, pursuant to the Certificate Purchase Agreement.

Credit Risk Retention

3650 REIT Loan Funding 1 LLC, in its capacity as “retaining sponsor” (in such capacity, the “Retaining Sponsor”), is satisfying its credit risk retention obligation under Regulation RR, 17 C.F.R. Part 246 (the “Risk Retention Rule”) in connection with the securitization of the Mortgage Loans referred to above by the purchase and retention of approximately 2.18% of the certificate balance, notional amount or percentage interest, as applicable, in each class of Certificates (other than the Class R Certificates) (collectively, the “VRR Interest”) and the remaining portion of the Class F-RR, Class G-RR and Class NR-RR Certificates (such retained portion, the “HRR Certificates”) by 3650 Real Estate Investment Trust 1 LLC, its “majority owned affiliate” (as defined in the Risk Retention Rule).

The HRR Certificates constitute an “eligible horizontal residual interest” (as defined in the Risk Retention Rule). The aggregate fair value of the HRR Certificates is equal to approximately $19,546,426 (excluding accrued interest), representing approximately 2.90% of the aggregate fair value of all of the Certificates (other than the Class R Certificates). The fair value of the Certificates (other than the Class R Certificates) was determined based on the actual sale prices and finalized tranche sizes of such Certificates.

If the Retaining Sponsor had relied solely on retaining an “eligible horizontal residual interest” in order to meet the credit risk retention requirements of the Credit Risk Retention Rules with respect to this securitization transaction, it would have retained an eligible horizontal residual interest with an aggregate fair value dollar amount of approximately $33,627,309, representing 5.00% of the aggregate fair value, as of the Closing Date, of all the Certificates (other than the Class R Certificates), excluding accrued interest.

As of the Closing Date, there are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the preliminary prospectus, dated March 15, 2021, under the heading “Credit Risk Retention” prior to the pricing of the Certificates and (b) the valuation methodology or the key inputs and assumptions that were used in calculating the fair value at the time of the Closing Date.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated March 23, 2021, by and among Credit Suisse Commercial Mortgage Securities Corp., as depositor, Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., UBS Securities LLC and Academy Securities, Inc., as underwriters, and Column Financial, Inc.
Exhibit 4.1	Pooling and Servicing Agreement, dated as of March 1, 2021 by and among Credit Suisse Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, 3650 REIT Loan Servicing LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	GRACE 2020-GRCE TSA (as defined in the Pooling and Servicing Agreement).
Exhibit 4.3	BANK 2020-BNK30 PSA (as defined in the Pooling and Servicing Agreement).
Exhibit 4.4	CD 2019-CD8 PSA (as defined in the Pooling and Servicing Agreement).
Exhibit 4.5	BX 2020-VIVA TSA (as defined in the Pooling and Servicing Agreement).
Exhibit 4.6	CSMC 2020-WEST TSA (as defined in the Pooling and Servicing Agreement).
Exhibit 4.7	The Grace Building Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.8	Miami Design District Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.9	888 Figueroa Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.10	MGM Grand & Mandalay Bay Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.11	The Westchester Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated March 30, 2021.
Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated March 30, 2021 (included as part of Exhibit 5).
Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).

Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated March 24, 2021, which such certification is dated March 24, 2021.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of March 23, 2021, between Column Financial, Inc., as seller, and Credit Suisse Commercial Mortgage Securities Corp., as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of March 23, 2021, among 3650 REIT Loan Funding 1 LLC, as seller, 3650 Real Estate Investment Trust 1 LLC and Credit Suisse Commercial Mortgage Securities Corp., as purchaser.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated as of March 23, 2021, between German American Capital Corporation, as seller, and Credit Suisse Commercial Mortgage Securities Corp., as purchaser.
Exhibit 99.4	Mortgage Loan Purchase Agreement, dated as of March 23, 2021, between UBS AG, acting through its branch located at 1285 Avenue of the Americas, New York, New York, as seller, and Credit Suisse Commercial Mortgage Securities Corp., as purchaser.
Exhibit 99.5	Sub-servicing Agreement, dated as of August 1, 2019, between Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, and Principal Real Estate Investors, LLC, as sub-servicer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 30, 2021	CREDIT SUISSE COMMERCIAL
MORTGAGE SECURITIES CORP.

	By:	/s/ Charles Y. Lee
Name: Charles Y. Lee
Title: President and Chief Executive
Officer

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1.1	Underwriting Agreement, dated March 30, 2021, by and among Credit Suisse Commercial Mortgage Securities Corp., as depositor, Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., UBS Securities LLC and Academy Securities, Inc., as underwriters, and Column Financial, Inc.	(E)
4.1	Pooling and Servicing Agreement, dated as of March 1, 2021 by and among Credit Suisse Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, 3650 REIT Loan Servicing LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)
4.2	GRACE 2020-GRCE TSA (as defined in the Pooling and Servicing Agreement).	(E)
4.3	BANK 2020-BNK30 PSA (as defined in the Pooling and Servicing Agreement).	(E)
4.4	CD 2019-CD8 PSA (as defined in the Pooling and Servicing Agreement).
4.5	BX 2020-VIVA TSA (as defined in the Pooling and Servicing Agreement).
4.6	CSMC 2020-WEST TSA (as defined in the Pooling and Servicing Agreement).
4.7	The Grace Building Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
4.8	Miami Design District Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
4.9	888 Figueroa Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)

4.10	MGM Grand & Mandalay Bay Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
4.11	The Westchester Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated March 30, 2021.	(E)
8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated March 30, 2021 (included as part of Exhibit 5).	(E)
23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).	(E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated March 24, 2021 which such certification is dated March 24, 2021.	(E)
99.1	Mortgage Loan Purchase Agreement, dated as of March 23, 2021, between Column Financial, Inc., as seller, and Credit Suisse Commercial Mortgage Securities Corp., as purchaser.	(E)
99.2	Mortgage Loan Purchase Agreement, dated as of March 23, 2021, among 3650 REIT Loan Funding 1 LLC, as seller, 3650 Real Estate Investment Trust 1 LLC, as guarantor, and Credit Suisse Commercial Mortgage Securities Corp., as purchaser.	(E)
99.3	Mortgage Loan Purchase Agreement, dated as of March 23, 2021, between German American Capital Corporation, as seller, and Credit Suisse Commercial Mortgage Securities Corp., as purchaser.	(E)
99.4	Mortgage Loan Purchase Agreement, dated as of March 23, 2021, between UBS AG, acting through its branch located at 1285 Avenue of the Americas, New York, New York, as seller, and Credit Suisse Commercial Mortgage Securities Corp., as purchaser.	(E)
99.5	Sub-servicing Agreement, dated as of August 1, 2019, between Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, and Principal Real Estate Investors, LLC, as sub-servicer.	(E)